                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                JANUARY 13, 2003
                Date of Report (Date of earliest event reported)


                               CENTER TRUST, INC.
             (Exact name of registrant as specified in its charter)

                MARYLAND                                1-12588                          95-4444963
      (State or Other Jurisdiction              (Commission File Number)                (IRS Employer
           of Incorporation)                                                       Identification Number)

        3500 SEPULVEDA BOULEVARD,                                                          90266
           MANHATTAN BEACH, CA                                                           (Zip Code)
(Address of principal executive offices)
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                                 (310) 546-4520
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name of Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On January 13, 2003, Center Trust, Inc., a Maryland corporation, issued a press release announcing that it has entered into a memorandum of understanding relating to the settlement of litigation in connection with the proposed merger with Pan Pacific Retail Properties, Inc., a Maryland corporation.

         The press release is included as Exhibit 99.1 to this Report and incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENT AND EXHIBITS.

(c) Exhibits.

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
Exhibit
Number                         Exhibit Description
------                         -------------------
99.1                   Press release, dated January 13, 2003.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CENTER TRUST, INC.

Date:    January 13, 2003                  By:  /s/ EDWARD A. STOKX
                                                --------------------------------
                                                Name: Edward A. Stokx
                                                Title: Chief Financial Officer
                                                       and Secretary

                                       3
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                                  EXHIBIT INDEX

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
Exhibit
Number                         Exhibit Description
------                         -------------------
99.1                   Press release, dated January 13, 2003.